EXHIBIT 3.1

                            ARTICLES OF INCORPORATION
                                       OF
                             S.D.E. HOLDINGS 3 INC.
                              a Nevada Corporation

DEAL HELLER
SECRETARY OF STATE
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684-5708


                              NAME OF CORPORATION:

S.D.E. Holdings 3 Inc.

                     RESIDENT AGENT NAME AND STREET ADDRESS:

John Evanoff,
S.D.E. Holdings 3 Inc.
7001 West Charleston, Unit 2093
Las Vegas, NV 89117

                                     SHARES:

Number of shares with par value:            25,000,000
Par value:        .001

                                GOVERNING BOARD:

Shall be styled as Directors

            NAMES, ADDRESSES, NUMBER OF BOARD OF DIRECTORS/TRUSTEES:

The First Board of Directors shall consist of 1 members whose names and addresses are as follows:

Scott Deitler
1529 Spruce, #2
Boulder, CO 80302

                                    PURPOSE:

The purpose of this Corporation shall be:



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                                 OTHER MATTERS:

Number of additional pages attached:                 1

                NAMES, ADDRESSES AND SIGNATURES OF INCORPORATORS:

Scott Deitler
1529 Spruce, #2
Boulder, CO 80302

/s/Scott Deitler

                                     NOTARY:

This instrument was acknowledged before me on 1/4/00 by Scott Deitler as Incorporator of S.D.E. Holdings 3 Inc.

/S/Brad Alexander
-----------------------
Notary Public Signature

My Commission expires: June 3, 2003


           CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I, John Evanoff hereby accept appointment of Resident Agent for the above named corporation.

/S/John Evanoff                             1/4/00
--------------------------                  --------
Signature of Resident Agent                 Date



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                            ARTICLES OF INCORPORATION

         6)The Corporation hereby waives and precludes the application of the anti takeover provisions of Nevada revised statutes 78.378 to 78.3793.